EXHIBIT 99.1

6 November 2014
KENNEDY WILSON EUROPE REAL ESTATE PLC
(“KWE”, the “Company” or the “Group”)

Q3 DIVIDEND TIMETABLE

Further to the IMS published by the Company on 6 November 2014, the Company announces the following timetable for its interim dividend for the quarter ended 30 September 2014:

Dividend event:	Declared	Ex-dividend*	Record	Payment
Date:	6-Nov-14	13-Nov-14	14-Nov-14	28-Nov-14

* this date supercedes the date included in the IMS announcement of 6 November 2014
-Ends-

For further information, please contact:

Investors Juliana Weiss Dalton +44 (0) 20 7479 7249 JWeissDalton@kennedywilson.eu	Press Richard Sunderland/ Dido Laurimore/ Nick Taylor +44 (0) 20 3727 1000 kennedywilson@fticonsulting.com